SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  January 11, 2001
                                                           ---------------------

                                Netgateway, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


     000-27941                                           87-0591719
--------------------------------------------------------------------------------
 (Commission File Number                       (IRS Employer Identification No.)


   754 East Technology Avenue, Orem, Utah                           84097
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)


                                  801.227.0004
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


             300 Oceangate, 5th Floor, Long Beach, California 90802
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

On January 11, 2001, Galaxy Enterprises, Inc., a wholly-owned subsidiary of Netgateway, Inc. (the "Company"), entered into agreements with Capistrano Capital, LLC ("Capistrano"), pursuant to which the Company sold to Capistrano all of the capital stock of IMI, Inc. ("IMI"), a wholly-owned subsidiary of the Company engaged in the design, manufacture and marketing of multimedia brochure kits, shaped compact discs and similar products and services intended to facilitate conducting business over the Internet. In connection with the sale, the parties also entered into a Support Services Agreement pursuant to which the Company has agreed to provide, on a fee basis, certain administrative services to IMI for a period of sixty days following the closing of the transaction.

In consideration of the sale of the capital stock of IMI, Capistrano paid the Company three hundred thousand dollars ($300,000) in cash. In addition, in connection with the transaction, IMI issued a promissory note to the Company in the amount of one million three hundred thirty-one thousand five hundred eighty-nine dollars ($1,331,589), evidencing inter-company advances made by the Company and its affiliates to IMI, which bears interest at 8% per annum. The note matures in ten years. Interest and principal will be repaid at the rate of two cents ($0.02) per compact disk shipped by IMI and paid for by its customers. The note is secured by the personal property of IMI.

Item 5.  Other Items.

On January 10, 2001, the Company announced in a press release that it withdrew its appeal of the Nasdaq Staff's decision to delist its common stock, and its common stock was delisted from The Nasdaq National Market effective with the opening of business on January 10, 2001. The Company had previously announced that it would appeal the Nasdaq staff's decision to delist its securities from The Nasdaq National Market System as a result of its inability to meet Nasdaq's continued listing requirements. The Company's new management determined that such an appeal would be fruitless, distract management from other pressing matters and result in significant incremental expenditures by the Company. Accordingly, the Company informed Nasdaq that it did not expect to be able to propose an acceptable compliance plan and withdrew its appeal, which had been set for January 11, 2001. The common stock of the Company has traded on the over-the-counter electronic bulletin board sponsored by Nasdaq since January 10, 2001.

As a result of the delisting, the Private Equity Credit Agreement that the Company entered into on August 2, 2000 may be terminated by the provider thereof on 30 days notice. The delisting constitutes an additional basis upon which the related convertible debenture could be declared to be in default. The Company is currently in discussions with the provider of these facilities with regard to their status.

The press release issued on January 10, 2001, by Netgateway, Inc. is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements. Not Applicable.
               --------------------

          (b) Pro Forma Financial Information. The pro forma financial information of the Company is not being included within this report, but will be filed as amendment to this report within sixty days of the date this report was required to be filed.

          (c)  Exhibits.
               --------

                  10.82 Stock Purchase Agreement by and between Galaxy Enterprises, Inc. and Capistrano Capital, LLC, dated January 11, 2001

                  10.83 Note issued to Galaxy Enterprises, Inc. by IMI, Inc., dated January 11, 2001

                  10.84 Security Agreement by and among Galaxy Enterprises, Inc., Galaxy Mall, Inc., Netgateway, Inc., and IMI, Inc., dated January 11, 2001

                  99.1   Netgateway, Inc. press release, dated January 10, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Netgateway, Inc.


Date: January 11, 2001         By: /s/  Frank C. Heyman
      ----------------------      ----------------------------------------------
                                        Frank C. Heyman, Chief Financial Officer

Exhibit 10.82 / Stock Purchase Agreement by and between Galaxy Enterprises, Inc. and Capistrano Capital, LLC, dated January 11, 2001

                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is entered into and effective as of the 11th day of January, 2001, by and between Galaxy Enterprises, Inc., a Nevada corporation (the "Seller") and Capistrano Capital, LLC (the "Purchaser").

                                    RECITALS:

         A. The Seller owns all of the issued and outstanding shares of common stock of IMI, Inc., a Utah corporation and wholly owned subsidiary of the Seller (the "Company").

         B. The Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, all of the issued and outstanding shares of common stock of the Company (the "Shares") upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    SECTION 1
                         PURCHASE AND SALE OF SECURITIES

         Section 1.1 Sale and Delivery. The Seller agrees to sell and deliver to Purchaser, and Purchaser agrees to purchase and accept from the Seller, free and clear of all liens, mortgages, security interests, pledges, options or other encumbrances ("Liens"), on the terms and subject to the conditions set forth in this Agreement, and for the purchase price described in Section 1.2, title to the Shares. The Shares to be sold and purchased pursuant to this Agreement constitute all of the outstanding capital securities of the Seller.

         Section 1.2 Purchase Price. The aggregate purchase price (the "Purchase Price") for all of the Shares shall be an amount equal to Three Hundred Thousand Dollars ($300,000) in cash or other immediately available funds (the "Cash Portion").

         Section 1.3 Closing. The purchase and sale of the Shares and the consummation of the other transactions contemplated by this Agreement (the "Closing") shall occur at the time of execution of this Agreement, at the offices of Parsons Behle & Latimer, located at 201 South Main Street, Suite 1800, Salt Lake City, Utah, or at such other time or on such other date as shall be agreed upon between the Purchaser and the Seller, such hour and date being herein generally referred to as the "Closing Date." At the Closing:

                   (a) Seller deliver or cause to be delivered to the Purchaser, against delivery by Purchaser to the Seller of the Cash Portion:

                        (i) a certificate or certificates representing the Shares being sold by the Seller hereunder duly endorsed for transfer, or accompanied by duly executed assignments separate from certificate, transferring to Purchaser title to the Shares, free and clear of all Liens; and

                        (ii) all minute books, stock records and stock ledgers of the Company.

                   (b) Purchaser shall deliver or cause to be delivered to the Seller, against delivery by Seller to the Purchaser of the Shares:

                        (i) the Cash Portion; and

                        (ii) a Certificate of the Purchaser certifying to the Seller that the representations and warranties of the Purchaser contained in this Agreement are true and correct in all material respects on the Closing Date.

                                    SECTION 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         As an inducement to the Purchaser to enter into this Agreement, the Seller represents and warrants to the Purchaser as follows:

         Section 2.1 Organization, Good Standing and Authority of Seller. The Seller is existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized and approved by all necessary action, corporate or otherwise, on the part of the Seller and will constitute, legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with its terms.

         Section 2.2       No Conflict.
                           -----------

                  (a) Except as listed on Schedule 2.2(a), the execution and delivery by the Seller of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Articles of Incorporation or Bylaws of the Seller, or result in the creation of any Lien upon the Shares under, or conflict with or result in a breach of, create an event of default (or event that, with the giving of notice or lapse of time or both, would constitute an event of default) under, or give any third party the right to accelerate any obligation under, any agreement, mortgage, license, lease, indenture, instrument, order, arbitration award, judgment or decree to which the Seller is a party or by which the Seller is bound or affected except, in the case of agreements, mortgages, licenses, leases and indentures such as could not reasonably be expected to have a material adverse effect on the Seller.

                  (b) Except as listed in Schedule 2.2(b), there is no pending or, to the Seller's knowledge, threatened action, suit, proceeding or investigation before or by any court or governmental body or agency, to restrain or prevent the consummation of the transactions contemplated by this Agreement or that affects the right of the Purchasers to own the Shares or to exercise all of its rights as the owner of the Shares.

         Section 2.3 Consents and Approvals. Except as set forth on Schedule 2.3, the execution, and delivery of this Agreement and the consummation of the transactions contemplated hereby do not, and will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or result in any violation of any statute, law, rule or ordinance applicable to the Seller.

         Section 2.4 Ownership of Shares. Immediately preceding the Closing, the Seller owns of record and beneficially the Shares, and as of the Closing will have good and marketable title to such Shares free and clear of all Liens. Upon the consummation of the Closing, the Purchaser shall own one hundred percent (100%) of the issued and outstanding Shares.

         Section 2.5 Delivery of Good Title. Upon delivery of the Shares of the Company to be sold by the Seller pursuant to this Agreement, the Purchaser will acquire record and beneficial ownership of the Shares, free and clear of all Liens other than Liens created by the Purchaser.

                                    SECTION 3
              REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

         As an inducement to the Purchaser to enter into this Agreement, the Seller represents and warrants to the Purchaser as follows:

         Section 3.1 Organization,  Good Standing and Authority of Company.  The
Company      is      existing      and     in      good      standing      under
the laws of the State of Utah.

         Section 3.2 Capitalization. The authorized capital stock of the Company consists of ten million shares of common stock, of which only the Shares are issued and outstanding. The Company is not authorized to issue any other class or series or shares of capital stock. All of the Shares have been duly authorized and validly issued and are fully paid, nonassessable and outstanding and are held of record and beneficially by the Seller. There are no existing options, warrants, rights, calls or commitments of any character relating to the Shares or any other capital stock or securities of the Company and there are no outstanding securities or other instruments convertible into or exchangeable for Shares or any other capital stock or securities of the Company.

                                    SECTION 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         As an inducement to the Seller to enter into this Agreement, the Purchaser represents and warrants to Seller as follows:

         Section 4.1 Authority of Purchaser. The Purchaser has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The Purchaser has duly executed and delivered this Agreement and this Agreement will constitute, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms.

         Section 4.2       No Conflict.
                           -----------

                  (a) Except as listed on Schedule 4.2(a), the execution and delivery by the Purchaser of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in the creation of any Lien upon the Shares under, or conflict with or result in a breach of, create an event of default (or event that, with the giving of notice or lapse of time or both, would constitute an event of default) under, or give any third party the right to accelerate any obligation under, any agreement, mortgage, license, lease, indenture, instrument, order, arbitration award, judgment or decree to which the Purchaser is a party or by which the Purchaser is bound or affected except, in the case of agreements, mortgages, licenses, leases and indentures.

                  (b) Except as listed in Schedule 4.2(b), there is no pending or, to either Purchaser's knowledge, threatened action, suit, proceeding or investigation before or by any court or governmental body or agency, to restrain or prevent the consummation of the transactions contemplated by this Agreement or that affects the right of the Purchaser to own the Shares or to exercise all of its rights as the owner of the Shares.

         Section 4.3 Consents and Approvals. Except as set forth on Schedule 4.3, the execution, and delivery of this Agreement and the consummation of the transactions contemplated hereby do not, and will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority or result in any violation of any statute, law, rule or ordinance applicable to the Purchaser.

         Section 4.4       Investment Intent.
                           -----------------

                  (a) The Purchaser  understands that the purchase of the Shares is a highly speculative investment and involves a high degree of risk and that the Seller has made no assurance whatsoever concerning the present or prospective value of the Shares.

                  (b) The Purchaser has obtained, to the extent it deems necessary, legal, accounting and other professional advice with respect to the risks inherent in an investment in the Shares and the suitability of such investment in light of the Purchaser's financial condition.

                  (c) The Purchaser (i) has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the purchase of the Shares, (ii) is experienced in making investments which involve a high degree of risk, and (iii) can bear the economic risk of an investment in the Shares, including the total loss of such investment.

                  (d) The Purchaser acknowledges that (i) the purchase of the Shares is a long-term investment, (ii) it must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state laws and, therefore, the Shares cannot be sold unless subsequently registered under the Act and such state laws or exemptions from registrations are available, (iii) there is no public market for the Shares and the Purchaser may not be able to liquidate the Shares or pledge the Shares as collateral security for loans, and (iv) the transferability of the Shares is restricted and (a) requires conformity with the restrictions set forth below, and (b) will be further restricted by a legend placed on the certificate or certificates representing the Shares stating that the Shares have not been registered under the Act and applicable state laws and referencing the restrictions on transferability of the Shares.

                  (e) The Shares are not being registered under the Act or state securities laws pursuant to exemptions from the Act and such laws, and the Purchasers represent and warrant that the Shares are being purchased for the Purchaser's own account and for investment without the intention of reselling or redistributing the same, that no agreement has been made with others regarding the Shares and the Purchaser's financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future.

                                    SECTION 5
         SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

         Section 5.1 Survival of Representations, Warranties and Agreements. The respective representations and warranties of Purchaser and the Seller contained herein, or in writing in any certificates or other documents delivered in connection herewith prior to or at the Closing, shall expire on and shall not survive the execution and delivery of this Agreement and the Closing.

                                    SECTION 6
                               GENERAL PROVISIONS

         6.1 Waiver; Remedies. No failure on the part of any party to exercise, and no delay in exercising a right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver whatever shall be valid, unless in writing signed by the other party or parties to be charged and then only to the extent specifically set forth in such writing. All remedies, rights, powers and privileges, either under this Agreement or by law or otherwise afforded to the parties to this Agreement, shall be cumulative and shall not be exclusive of any remedies, rights, powers and privileges provided by law. Each party hereto may exercise all such remedies afforded to it in any order of priority.

         6.2 Notices. Any notice required or permitted under this Agreement shall be in writing and sufficient if delivered personally, by facsimile or mailed by registered or certified mail, postage prepaid and return receipt requested, addressed to the appropriate recipient at such address as the recipient shall designate by written notice, as herein provided, from time to time. Any notice which is personally delivered or delivered by facsimile shall be deemed effective upon the date of delivery (or refusal to accept delivery). Any notice which is mailed shall be deemed delivered on the second day after mailing.

         6.3 Successors. This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties. No party shall delegate its or their duties or obligations hereunder without the written consent of the other parties, which consent shall not be unreasonably withheld.

         6.4 Governing Law. The rights and obligations of the parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to any choice or conflict of law rule or provision (whether of the State of Utah or other jurisdiction) which would cause the application of any law or rule other than of the State of Utah.

         6.5 Severability. Should any term or provision of this Agreement or the application thereof to any circumstance, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provision of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable.

         6.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, representation and understandings of the parties in connection with the transactions contemplated hereby. No supplement, modification or amendment shall be binding unless executed in writing by all parties. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Agreement. In the event a party engages an attorney in connection with a breach or threatened breach of this Agreement or to enforce its terms, the prevailing party in such controversy or matter shall be entitled to recover its reasonable attorneys' fees and costs from the non-prevailing party.

         6.7 Non-Competition. The Company and the Purchaser shall cause each of its executive officers and with respect to the Purchaser, its members and managers, to enter into an agreement with the Company and the Purchaser, for the benefit of the Seller, pursuant to which such executive officer shall agree that during the course of such executive officer's ownership and/or employment in and with the Company or the Purchaser, and for a period of one year thereafter, such executive officer shall not, directly or indirectly, enter into, engage in, assist, give or lend funds to or otherwise finance, be employed by or consult with, any business which engages in any aspect of the operations of the Company, whether for or by himself or as an independent contractor, agent, executive, partner or joint venturer for any other third party, unless such third party agrees to pay to the Seller an amount rate equal to two cents ($0.02) per Disk shipped and paid for, including without limitation Disks which are drop shipped to its customers and Disks for which such third party does not take title but brokers or otherwise facilitates the transaction between Disk manufacturers and producers on the one hand and such third party's customers and clients on the other hand, by such third party or any other person directly or indirectly controlling, controlled by or under common control with such third party, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through ownership of voting securities, contract or otherwise, and its and their successors (collectively, the "Competitor Group"), which contains content for advertising, promotional, or other information delivery purposes, provided, however, that there shall be excluded from this calculation any Disks which are shipped by a member of the Competitor Group in limited quantities for demonstration and testing purposes on a non-revenue basis. The term "Disk" as used herein shall include compact discs, mini discs, digital video discs, Zip(R) disks, Superdisks and all other optical, magnetic, magneto optical and other portable data storage media in whatever form factor.

         6.8 Note Adjustment. Within 15 days of the date hereof, the Seller and the Purchaser shall compute and determine the amounts advanced to or on behalf of the Company by the Seller, Galaxy Mall, Inc. and Netgateway, Inc., and their respective affiliates, during the period commencing on November 1, 2000 through and including the date of this Agreement. Immediately upon such determination, the Purchaser shall amend the Note to include such amounts to the principal amount stated therein and shall deliver such amended Note to the Seller within such 15 day period and the Seller shall deliver the original Note to the Purchaser marked "Cancelled."

         IN WITNESS WHEREOF, the parties hereto have signed or caused this Agreement to be signed in their respective names as of the day and date first above written.

         Galaxy Enterprises, Inc.                    Capistrano Capital, LLC


         By: /s/ Frank C. Heyman                     By: /s/ Mike Vanderhoof
             -------------------------------             -----------------------
                  Frank C. Heyman,                            Mike Vanderhoof,
                  Chief Financial Officer                     Managing Member

Exhibit 10.83 / Note issued to Galaxy Enterprises, Inc. by IMI, Inc., dated January 11, 2001

                                 PROMISSORY NOTE


$1,331,589,  plus additional  funds                             January 11, 2001
advanced  through and after January 11, 2001


         FOR VALUE RECEIVED, the undersigned, IMI, Inc. (the "Borrower"), promises to pay to the order of Galaxy Enterprises, Inc., a Nevada corporation ("Holder"), at 754 East Technology Avenue, Orem, Utah, 84097, or at such other place as may be designated from time to time in writing by Holder, without setoff, the principal sum of One Million Three Hundred Thirty-One Thousand Five Hundred Eight-Nine Dollars ($1,331,589) plus all funds advanced to or paid on behalf of Borrower by Holder, Galaxy Mall, Inc., Netgateway, Inc. and any of their affiliates, through and including January 11, 2001, and thereafter, including without limitation, all lease payments made by or on behalf of the Holder pursuant to the equipment lease in connection with the lease payments attributable to the computers and equipment acquired or used by the Holder, in lawful money of the United States of America.

         1. Payment Terms. The unpaid principal balance of this Promissory Note (this "Note") shall bear interest beginning on the date hereof at the rate of eight percent (8.00%) per annum, compounded annually. Payments on this Note shall be made by Borrower at a rate equal to two cents ($0.02) per Disk shipped and paid for, including without limitation Disks which are drop shipped from Borrower to its customers and Disks for which Borrower does not take title but brokers or otherwise facilitates the transaction between Disk manufacturers and producers on the one hand and Borrower's customers and clients on the other hand, by Borrower or any other person directly or indirectly controlling, controlled by or under common control with Borrower, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through ownership of voting securities, contract or otherwise, and its and their successors (together, the "Borrower Group") which contains content for advertising, promotional, or other information delivery purposes, provided, however, that there shall be excluded from this calculation any Disks which are shipped by a member of the Borrower Group in limited quantities for demonstration and testing purposes on a non-revenue basis. A payment shall be made on this Note on the tenth calendar day of each month beginning February 10, 2001 based on the number of Disks shipped and paid for, including without limitation Disks which are drop shipped from a member of the Borrower Group to its customers and Disks for which a member of the Borrower Group does not take title but brokers or otherwise facilitates the transaction between Disk manufacturers and producers on the one hand and the Borrower Group's customers and clients on the other hand, during the immediately preceding calendar month. Borrower shall repay the remaining outstanding principal balance of, all unpaid and accrued interest under, and all other amounts due under, this Note (the "Note Balance") on January 11, 2011 (the "Maturity Date"), on which date the entire Note Balance shall be due and payable. In addition, the Note Balance shall be due and payable, at the option of Holder, (i) upon the occurrence of a Change of Control (as hereinafter defined) and (ii) upon closing of any calendar month during which the Borrower shipped fewer than 1,500 Discs. The term "Disk" as used herein shall include compact discs, mini discs, digital video discs, Zip(R) disks, Superdisks and all other optical, magnetic, magneto optical and other portable data storage media in whatever form factor.

         2. Application of Payments. All payments with respect to this Note shall be applied first to the payment of attorneys' fees, costs, and other charges to the extent, if any, provided herein; then to accrued interest; and then to the outstanding principal balance.

         3. Prepayment. This Note may be prepaid, in whole or in part, without penalty but only upon not less than five (5)business days' notice to Holder.

         4. Default. If Borrower (a) fails to make any payment hereunder when due, (b) fails to perform any obligation other than a payment obligation within ten days after notice to Borrower of such default, (c) materially breaches any representation or warranty, in each case, hereunder or under the Security Agreement (as defined below), within ten days after notice to Borrower of such default or (d) liquidates, dissolves, files any petition under the United States Bankruptcy Act, or any similar state proceeding or a filing is made by any other person against the Borrower of any petition under the United States Bankruptcy Act or any similar state proceeding which is not cured, dismissed or stayed within 60 days, or the application for, or appointment of, a receiver of the Borrower's property; appointment of a committee of the Borrower's creditors, or the making by the Borrower of an assignment for benefit of creditors, each such event shall constitute an event of default (an "Event of Default"). Upon the occurrence of an Event of Default, Holder may enforce any right conferred upon Holder under this Note and pursue any other right or remedy allowed by law or in equity. Without limitation of the foregoing, upon the occurrence of an Event of Default, Holder shall have the right to declare the unpaid principal balance of, and all unpaid and accrued interest under, this Note, due and payable.

         5. Costs of Enforcement. Upon the occurrence of an Event of Default, all reasonable costs and expenses incurred by Holder in enforcing its rights under this Note, including, without limitation, costs of collection and attorneys' fees, shall be payable by Borrower to Holder.

         6. Default Interest. Upon the occurrence of an Event of Default, all overdue amounts under this Note shall bear interest at the rate set forth in
Section 1 above, plus five percent (5%).

         7. Interest Limitation. Interest, fees, and charges collected or to be collected in connection with the indebtedness evidenced by this Note shall not exceed the maximum, if any, permitted by applicable law. If any such law is interpreted so that any such interest, fees, or charges would exceed any such maximum, and if Borrower is entitled to the benefit of such law, then (i) such interest, fees, or charges shall be reduced to the permitted maximum and (ii) any sums already collected from Borrower which exceed the permitted maximum shall be refunded.

         8. Audit. Holder and its accountants, consultants and attorneys shall have the right to have access, on reasonable notice, to Borrower's financial documentation and records and employees during reasonable business hours for the purpose of verifying the number of Disks shipped as contemplated by this Note during the term of this Note and for a period of one year thereafter. Borrower shall cause each member of the Borrower Group to provide such access as well. If any adjustment is required pursuant to such inspection, then Borrower shall pay such amount to the Holder within five days of such adjustment, with interest thereon, calculated from the date on which the adjusted amount was originally payable, at the rate of 13.00% per annum, compounded annually. If the adjusted amount payable to Holder is greater than five percent (5%) of the amount paid for the relevant period, then the cost to Holder for the inspection shall be paid by Borrower. Borrower shall, and shall cause each member of the Borrower Group to keep documentation and records sufficient to permit the efficient verification by Holder of the number of Disks shipped.

         9. Security. The obligations of Borrower under this Note are secured by a Security Agreement, of even date herewith (the "Security Agreement"). Prior to the Maturity Date, Borrower shall have the right to borrow, repay and reborrow, from time to time, an amount not to exceed at any one time $1,000,000 pursuant to a line of credit, without prior approval of Holder, on the condition that (a) no Event of Default exists, (b) Holder has not made demand under this Note that remains unpaid, and (c) all terms and conditions as set forth in this Note and the Security Agreement have been satisfied.

         10. Waiver. The Borrower hereby waives diligence, presentment, protest and demand and note of protest, demand, dishonor and non-payment of this Note, and expressly agrees that this Note or any payment hereunder may be extended from time to time, and that Holder may accept further security or release any security therefor, without in any way affecting the liability of the Borrower and any endorsers or guarantors hereof.

         11. Notices. Notices under this Agreement shall be in writing and shall be effective when actually delivered or three business days after being deposited in the United States Mails, certified, return receipt requested, directed to the other party at the address set forth below, or to such other address as either party may indicate by written notice to the other party:

                  If to Borrower:   IMI, Inc.
                                    890 North Industrial Park Dr.
                                    Orem, Utah 84057
                                    Attn:  Chief Executive Officer

                  If to Holder:     Galaxy Enterprises, Inc.
                                    754 East Technology Avenue
                                    Orem, Utah, 84097
                                    Attn: Chief Executive Officer

         12. Governing Law. The rights and obligations of Borrower and Holder shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to any choice or conflict of law rule or provision (whether of the State of Utah or other jurisdiction) which would cause the application of any law or rule other than of the State of Utah.

         13. Amendments; Waivers. Any term of this Note may be amended or waived with the written consent of Borrower and Holder. No waivers of, or exceptions to, any term, condition or provision of this Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         14. Change of Control. A "Change of Control" shall be deemed to have occurred upon (a) a sale, conveyance, or other disposition of all or substantially all of the assets of Borrower or (b) a merger, consolidation, reorganization, share exchange, share purchase or other transaction or series of transactions as a result of which the shareholders of the common shares of Borrower immediately prior to such transaction (assuming the conversion of all securities convertible into common shares and the exercise of all warrants or options convertible into common shares) hold fifty-one percent (51%) or less of the common shares (assuming such conversion and exercise) of the surviving or acquiring entity immediately following such transaction; provided however, that a Change in Control shall not be deemed to have occurred upon a merger of Borrower with or into an affiliate of Borrower, or upon an initial public offering of the Borrower's, or an affiliate's of the Borrower, securities registered pursuant to the Securities Act of 1933, as amended, or another transaction approved prior to the consummation thereof by holder, which approval shall not be unreasonably withheld.

                                       IMI, Inc.


                                       By: /s/ Mike Vanderhoof
                                           -------------------------------
                                                Mike Vanderhoof,
                                                Chief Executive Officer

Exhibit 10.84 / Security Agreement by and among Galaxy Enterprises, Inc., Galaxy Mall, Inc., Netgateway, Inc., and IMI, Inc., dated January 11, 2001

                               SECURITY AGREEMENT

         This Security Agreement (the "Security Agreement") is entered into and effective as of the 11th day of January, 2001, by and among Galaxy Enterprises, Inc., a Nevada corporation Galaxy Mall, Inc., a Wyoming corporation, Netgateway, Inc., a Delaware corporation (collectively, the "Secured Parties") and IMI, Inc., a Utah corporation (the "Company"), pursuant to that certain Note of even date herewith, made by the Company and payable to Galaxy Enterprises, Inc. (the "Note").

         1. Creation of Security Interest. In consideration of the terms, covenants and conditions contained in the Note and this Security Agreement, the Company hereby grants to the Secured Party a security interest in all personal property, whether presently existing or hereafter created or acquired, including, without limitation, all accounts, chattel paper, documents, instruments, money, deposit accounts, general intangibles (including all returns, repossessions, books and records relating thereto, and equipment containing such books and records, as well as the Company's intellectual property, technology, technological know-how, copyrights, trade secrets, patents, licenses, and other intellectual property rights), investment property (including all securities and securities entitlements), goods (including all equipment and inventory), and all proceeds of the foregoing (including insurance proceeds) and substitutions therefore held or controlled by the Company (the "Collateral").

         2. Obligations Secured. The security interest created by this Security Agreement is granted to secure the Company's prompt performance of, and compliance with, all of the terms, conditions and obligations (collectively, the "Obligations") of the Note and this Security Agreement.

         3.       Obligations of Company.
                  ----------------------

                  3.1 The Company shall promptly satisfy and pay all amounts due under the Note and perform all of its obligations under the Note and this Security Agreement.

                  3.2 The Company shall furnish the Secured Party with such information concerning the Collateral as the Secured Party may from time to time reasonably request.

                   3.3 The Collateral will at all times hereafter continue to be used by the Company exclusively for business purposes.

                  3.4 The Company will execute any and all further agreements, assignments, or documents and take any reasonable actions that the Secured Party may reasonably request from time to time in order to perfect or continue the security interest of the Secured Party in the Collateral or otherwise carry out the purposes and intent of this Security Agreement.

                  3.5 Company shall not sell, lease, transfer, or otherwise dispose of, or grant security interests in the Collateral other than in the ordinary course of business without the Secured Party's consent, which consent will not be unreasonably refused.

                   3.6 Company shall perform all acts reasonably necessary to maintain, preserve and protect the Collateral.

                   3.7 Company shall comply with all applicable laws and regulations of any federal, state, or local governmental authority.

                  3.8 Company shall,  as soon as possible,  notify Secured Party
of  any  material  adverse  change  in  the  financial  condition,   results  of
operations, business, or assets of Company.

         4. Default. If Company (a) fails to make any payment under the Note when due, (b) fails to perform any obligation other than a payment obligation within ten days after notice to Company of such default, (c) materially breaches any representation or warranty, in each case, hereunder or under the Note, within ten days after notice to Company of such default or (d) liquidates, dissolves, files any petition under the United States Bankruptcy Act, or any similar state proceeding or a filing is made by any other person against the Borrower of any petition under the United States Bankruptcy Act or any similar state proceeding which is not cured, dismissed or stayed within 60 days, or the application for, or appointment of, a receiver of the Company's property;
appointment of a committee of the Company's creditors, or the making by the Company of an assignment for benefit of creditors, each such event shall constitute an event of default (an "Event of Default").

         5. Secured Party's Remedies upon Default. Upon the occurrence of an Event of Default, Secured Party may enforce any right conferred upon Secured Party hereunder or under the Note and pursue any other right or remedy allowed by law or in equity. Without limitation of the foregoing, upon the occurrence of an Event of Default, Secured Party shall have the right to declare the unpaid principal balance of, and all unpaid and accrued interest under, this Note, due and payable.

                   6. Termination. This Security Agreement shall terminate and the Collateral herein shall be released from the lien of the Secured Party at such time as the Obligations are terminated and all of the Company's obligations under the Note have been indefeasibly paid, satisfied or terminated.

         7.       Miscellaneous.
                  -------------

                   7.1 Notices. Any and all notices permitted or required to be given hereunder shall be given in accordance with the provisions of the Note.

                   7.2 Binding Effect. This Security Agreement shall be binding on, and shall inure to the benefit of the parties to it and their respective legal representatives, successors and assigns.

                   7.3 Entire Agreement. This Security Agreement and the Note set forth the entire agreement between the Company and the Secured Party with respect to all matters herein, and supersede all prior and contemporaneous security agreements, representations, and understandings of the parties. No supplement, amendment or modification of this Security Agreement shall be binding unless executed in writing by all of the parties.

                   7.4 No Waiver. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute, a wavier of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                   7.5 Governing Law. This Agreement shall be governed by and construed in accordance with, the laws of the State of Utah, without giving effect to any choice or conflict of law provisions or rules (whether of the State of Utah or other jurisdiction) which would cause the application of any law, rule or regulation other than of the State of Utah.

                   7.6 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         In witness whereof, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

    Galaxy Enterprises, Inc.                    IMI, Inc.


    By: /s/ Frank C. Heyman                     By: /s/ Mike Vanderhoof
        -------------------------------             ----------------------------
            Frank C. Heyman,                            Mike Vanderhoof
            Chief Financial Officer                     Chief Executive Officer

    Galaxy Mall, Inc.                           Netgateway, Inc.


    By: /s/ Frank C. Heyman                     By: /s/ Frank C. Heyman
        -------------------------------             ----------------------------
            Frank C. Heyman                             Frank C. Heyman,
            Chief Financial Officer                     Chief Financial Officer

Exhibit 99.1 / Netgateway, Inc. press release, dated January 10, 2001

                     Netgateway, Inc. Withdraws Appeal to be
                    Delisted From The Nasdaq National Market

OREM, Utah, Jan. 10 /PRNewswire/ -- Netgateway, Inc. (Nasdaq: NGWY - news) today announced that it has withdrawn its appeal of the Nasdaq Staff's decision to delist its Common Stock, and that its Common Stock will be delisted from The Nasdaq National Market effective with the opening of business on January 10, 2001. Netgateway previously announced that it would appeal the Nasdaq staff's decision to delist its securities from the Nasdaq National Market System as a result of its inability to meet Nasdaq's continued listing requirements. The Company's new management determined that such an appeal at this time would be fruitless, distract management from other pressing matters and result in significant incremental expenditures by the Company. Accordingly, the Company informed Nasdaq that it did not expect to be able to propose an acceptable compliance plan and withdrew its appeal, which had been set for January 11, 2001. Nasdaq has informed the Company that it will be eligible for trading on the over-the-counter electronic bulletin board sponsored by Nasdaq and the Company will seek to have its Common Stock traded on the bulletin board.

Mr. Danks, Chairman and Chief Executive Officer of Netgateway, said, "At this point in time, it is our view that stockholders are best served by management focusing its efforts on creating a profitable company with positive cash flow and we believe we have a plan to reach that objective. We intend to rebuild the Company to the point where we can reapply for a NASDAQ Small Cap Market or National Market listing and will do so as soon as practically possible. At the same time, our stockholders will have the ability to trade and obtain market information through the operations of the OTC Bulletin Board under the same symbol, NGWY. We also anticipate that existing market makers and other broker-dealers will continue to make a market in the Company's common stock on the OTC Bulletin Board."

About Netgateway

Netgateway enables companies of all sizes to extend their business to the Internet quickly, effectively -- with minimal investment. Netgateway develops, hosts, licenses, and supports a wide range of built-to-order B2B, B2E, and B2C applications including enterprise portals, e-Retail, e-Procurement, and e-Marketplace solutions. Netgateway (www.netgateway.com) is located at 754 Technology Ave., Orem, UT 84097.

This press release contains forward-looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of Netgateway and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of factors that affect the Company's operating results, please refer to the Company's SEC reports including Netgateway's most recent reports on Form 10-K and Form 10-Q. Additional information is available from Netgateway's Investor Relations department and may be obtained by calling or writing. Netgateway is located at 754 Technology Ave, Orem, Utah, 84097. This is information only and is not an offer or solicitation to buy or sell securities. SOURCE: Netgateway, Inc.